UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: November 30

Date of reporting period: August 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET INTERMEDIATE

MATURITY NEW YORK MUNICIPALS FUND

FORM N-Q

AUGUST 31, 2010

LEGG MASON WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited)	August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 94.7%
Education - 13.0%
Canton, NY, Capital Resource Corp., Student Housing Facility Revenue, Grasse River LLC, SUNY Canton College Foundation Project, AGM	5.000%	5/1/30	$2,000,000	$2,120,980
Nassau County, NY, IDA Civic Facility Revenue:
Hofstra University Project, NATL	5.250%	7/1/13	1,250,000	1,400,725
Hofstra University Project, NATL	5.250%	7/1/14	2,000,000	2,308,620
New York State Dormitory Authority Revenue:
City University Refunding, AMBAC, TCRS	5.750%	7/1/12	845,000	886,633
Fordham University	5.000%	7/1/23	1,000,000	1,138,570
Non-State Supported Debt, Manhattan Marymount	5.000%	7/1/24	5,285,000	5,467,650
St. Thomas Aquinas, Radian	5.000%	7/1/14	800,000	800,376
Yeshiva University, AMBAC	5.375%	7/1/15	725,000	748,135
New York State Dormitory Authority, Lease Revenue, State University Dormitory Facilities	5.250%	7/1/23	4,900,000	5,703,845
Suffolk County, NY, Industrial Development Agency, Civic Facilities Revenue, New York Institute of Technology Project	5.000%	3/1/26	2,000,000	2,129,760
Troy, NY, Capital Resource Corp. Revenue,
Rensselaer Polytechnical Institute	5.000%	9/1/30	7,000,000	7,302,680
Troy, NY, IDA Civic Facility Revenue:
Rensselaer Polytechnic Institute	5.500%	9/1/11	1,150,000	1,199,093
Rensselaer Polytechnic Institute	5.500%	9/1/12	1,100,000	1,187,725
Rensselaer Polytechnic Institute	5.500%	9/1/13	1,000,000	1,072,780

Total Education				33,467,572

Health Care - 9.4%
New York State Dormitory Authority Revenue:
FHA of New York & Presbyterian Hospital, AGM	5.250%	2/15/25	4,555,000	4,985,584
Mental Health Services Facilities Improvement	6.000%	2/15/12	1,000,000	1,073,600
Municipal Health Facility	5.000%	1/15/25	5,000,000	5,425,650
Non-State Supported Debt, Mount Sinai Hospital	5.000%	7/1/23	3,000,000	3,274,800
NYSARC Inc., AGM	5.000%	7/1/12	1,370,000	1,446,597
New York State Dormitory Authority Revenues:
Non-State Supported Debt, North Shore Long Island Jewish Health System	5.000%	5/1/21	3,000,000	3,240,420
Non-State Supported Debt, North Shore Long Island Jewish Health System	5.000%	5/1/22	2,305,000	2,475,708
Non-State Supported Debt, North Shore Long Island Jewish Health System	5.000%	5/1/23	2,150,000	2,299,468

Total Health Care				24,221,827

Housing - 7.3%
New York City, NY, HDC, MFH Revenue	4.750%	11/1/29	7,750,000	7,967,482
New York State Housing Finance Agency Revenue:
Affordable Housing	4.500%	11/1/29	2,000,000	2,040,180
Affordable Housing	4.500%	11/1/30	1,175,000	1,195,222
Affordable Housing, SONYMA	4.250%	5/1/11	2,425,000	2,435,500
New York State Mortgage Agency Revenue	5.000%	4/1/25	5,000,000	5,231,350

Total Housing				18,869,734

Industrial Revenue - 6.0%
Essex County, NY, IDA, PCR, International Paper Co. Project	5.700%	7/1/16	750,000	852,773	(a)
New York State Energy Research & Development
Authority, PCR:
Rochester Gas & Electric Corp., NATL	4.750%	7/1/16	2,250,000	2,424,060	(b)
Rochester Gas & Electric Corp., NATL	5.000%	8/1/16	6,450,000	6,874,732	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue — continued
Puerto Rico Commonwealth Government Development Bank	4.750%	12/1/15	$5,000,000	$5,230,650

Total Industrial Revenue				15,382,215

Leasing - 4.5%
Capital District Youth Center, Lease Revenue, LOC-KeyBank N.A.	6.000%	2/1/17	380,000	380,213
New York State Dormitory Authority Revenue:
State University Dormitory Facilities	5.000%	7/1/23	1,685,000	1,898,456
State University Dormitory Facilities	5.000%	7/1/24	3,050,000	3,413,926
Third General Resolution, NATL, IBC	5.250%	11/15/12	1,000,000	1,092,240
New York State Urban Development Corp., Correctional and Youth Facilities, Unrefunded Balance	5.500%	1/1/11	4,645,000	4,719,831	(b)

Total Leasing				11,504,666

Local General Obligation - 8.9%
Huntington Union Free School District, GO, FGIC	5.500%	7/15/11	860,000	898,829
Monroe County, NY, GO, Public Improvement	6.000%	3/1/18	1,000,000	1,221,030
New York, NY, GO	5.000%	5/15/22	4,000,000	4,675,160
New York, NY, GO	5.000%	5/15/28	5,000,000	5,554,150
Niagara County, NY, GO, Environmental Infrastructure, NATL	5.250%	8/15/13	435,000	485,643
North Hempstead, NY, GO	5.000%	5/15/12	275,000	294,946
Nyack, NY, GO, Union Free School District, FGIC	5.250%	12/15/15	630,000	748,849
Pulaski, CSD, NY, GO:
FGIC	5.000%	6/15/11	445,000	457,709
FGIC	5.000%	6/15/12	780,000	827,845
Rockland County, NY, Solid Waste Management Authority	5.750%	12/15/23	5,000,000	5,837,850
Suffolk County, NY, GO, Public Improvement, NATL	5.250%	4/1/13	1,880,000	2,022,335

Total Local General Obligation				23,024,346

Other - 1.2%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	5.750%	7/15/18	1,400,000	1,491,868
Municipal Assistance Corp. for the City of Troy, NY, Capital Appreciation, NATL	0.000%	1/15/19	1,990,000	1,512,042

Total Other				3,003,910

Power - 5.0%
Long Island Power Authority, Electric System Revenue	5.250%	6/1/13	2,500,000	2,784,000
Port Authority of New York & New Jersey Special Obligation Revenue, Fourth Installment, Special Project, KIAC-4	6.750%	10/1/11	300,000	301,194	(a)
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/27	5,000,000	5,456,750
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	3,890,000	4,351,549

Total Power				12,893,493

Pre-Refunded/Escrowed to Maturity - 4.7%
New York City, NY, TFA Revenue:
Future Tax Secured	5.375%	2/1/15	1,000,000	1,031,290	(c)
Future Tax Secured, NATL	5.250%	5/1/12	1,600,000	1,709,808	(c)(d)
New York State Dormitory Authority, Lease Revenue, Municipal Health Facilities Improvement Program, AGM	5.500%	1/15/14	1,500,000	1,568,940	(c)
New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revenue	5.250%	6/15/14	605,000	607,184	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pre-Refunded/Escrowed to Maturity — continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/11	$7,000,000	$7,301,770	(b)(c)

Total Pre-Refunded/Escrowed to Maturity				12,218,992

Special Tax Obligation - 23.0%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	5.750%	7/15/20	4,355,000	4,579,979
Municipal Assistance Corp. for the City of Troy, NY, NATL	5.000%	1/15/16	1,100,000	1,103,652
New York City, NY, TFA Revenue:
Future Tax Secured	4.750%	11/15/16	15,000	15,190
Future Tax Secured	5.000%	5/1/24	8,000,000	9,271,600
New York City, NY, Trust for Cultural Resources Revenue, Lincoln Center for the Performing Arts Inc.	5.750%	12/1/18	5,000,000	6,038,050
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/19	1,670,000	2,001,946
New York State Dormitory Authority, State Personal Income Tax Revenue	5.250%	2/15/20	7,000,000	8,559,460
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/23	2,500,000	2,878,525
New York State Urban Development Corp. Revenue, Refunding Service Contract	5.250%	1/1/25	4,245,000	4,777,451
United Nations Development Corp., NY, Revenue	5.000%	7/1/23	3,000,000	3,397,500
United Nations Development Corp., NY, Revenue	5.000%	7/1/25	4,000,000	4,464,960
United Nations Development Corp., NY, Revenue	5.000%	7/1/26	3,000,000	3,322,260
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/19	3,250,000	3,618,225
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	5.000%	10/1/25	5,000,000	5,176,000

Total Special Tax Obligation				59,204,798

Transportation - 6.5%
Albany, NY, Parking Authority Revenue	5.250%	10/15/12	660,000	694,162
MTA of New York Service Contract, AGM	5.500%	11/15/13	2,000,000	2,221,780
MTA, NY, Revenue	6.250%	11/15/23	3,500,000	4,289,880
New York State Thruway Authority, Second General Highway & Bridge Trust Fund	5.000%	4/1/23	4,000,000	4,597,840
New York State Thruway Authority, State Personal Income Tax Revenue	5.000%	3/15/19	1,000,000	1,186,540	(d)
Niagara Falls, Bridge Commission Toll Revenue, FGIC	5.250%	10/1/15	1,140,000	1,203,965
Port Authority of New York & New Jersey Special Obligation Revenue, Special Project, JFK International Airport Terminal 6, NATL	6.250%	12/1/10	415,000	418,133	(a)
Triborough Bridge & Tunnel Authority, New York Revenue, General Purpose	5.250%	1/1/14	2,000,000	2,124,440

Total Transportation				16,736,740

Water & Sewer - 5.2%
New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds	5.250%	6/15/14	1,900,000	1,972,903
New York State Environmental Facilities Corp., State Clean Water & Drinking Water	5.250%	6/15/22	5,915,000	7,164,425
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/28	4,000,000	4,280,240

Total Water & Sewer				13,417,568

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $226,155,696)				243,945,861

SHORT-TERM INVESTMENTS - 4.3%
General Obligation - 4.2%
Commonwealth of Puerto Rico, GO:
AGM, SPA-Dexia Credit Local	0.290%	7/1/27	700,000	700,000	(f)(g)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
General Obligation — continued
AGM, SPA-Dexia Credit Local	0.290%	7/1/28	$100,000	$100,000	(f)(g)
Public Improvement, AGM, LOC-Wells Fargo Bank N.A.	0.190%	7/1/32	2,700,000	2,700,000	(f)(g)
Public Improvement, AGM, SPA-Dexia Credit Local	0.190%	7/1/29	4,600,000	4,600,000	(f)(g)
Public Improvements, AGM, SPA-JPMorgan Chase	0.270%	7/1/29	1,000,000	1,000,000	(f)(g)
New York City, NY, GO:
SPA-Landesbank Hessen-Thuringen	0.240%	8/1/12	600,000	600,000	(f)(g)
SPA-Wells Fargo Bank N.A.	0.200%	4/1/32	1,200,000	1,200,000	(f)(g)

Total General Obligation				10,900,000

Water & Sewer - 0.1%
New York City, NY, Municipal Finance Authority, Water & Sewer System Revenue, SPA-Bank of America N.A.	0.200%	6/15/33	300,000	300,000	(f)(g)

TOTAL SHORT-TERM INVESTMENTS (Cost - $11,200,000)				11,200,000

TOTAL INVESTMENTS - 99.0% (Cost - $237,355,696#)				255,145,861
Other Assets in Excess of Liabilities - 1.0%				2,593,211

TOTAL NET ASSETS - 100.0%				$257,739,072

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Maturity date shown represents the mandatory tender date.

(c)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
CSD	— Central School District
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
HDC	— Housing Development Corporation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCR	— Pollution Control Revenue
Radian	— Radian Asset Assurance - Insured Bonds
SONYMA	— State of New York Mortgage Association
SPA	— Standby Bond Purchase Agreement - Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2010

Ratings Table †

S&P/Moody’s/Fitch‡
AAA/Aaa	20.7%
AA/Aa	30.1
A	35.0
BBB/Baa	9.4
A-1/VMIG1	4.4
NR	0.4

100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statisical Ratings Organization (“NRSRO”). These ratings are the opinions of the NRSROs and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 6 through 9 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C — Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Bond Ratings (unaudited)(cont’d)

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.

C — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Bonds rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — Bonds rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Bonds rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

NR — indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

Standard & Poor’s Short-Term Notes Ratings

SP-1 — A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Bond Ratings (unaudited)(cont’d)

SP-3 — A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issuer Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1 — Moody’s highest rating for issues having a demand feature— VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Obligation Ratings

MIG 1 — Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

Bond Ratings (unaudited)(cont’d)

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Security Ratings

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

P-2 — Have a strong ability to repay short-term debt obligations.

P-3 — Have an acceptable ability to repay short-term debt obligations.

NP — Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

F3 — Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$243,945,861	—	$243,945,861
Short-term investments†	—	11,200,000	—	11,200,000

Total investments	—	$255,145,861	—	$255,145,861

Futures contracts	$(1,946,063)	—	—	(1,946,063)

Total	$(1,946,063)	$255,145,861	—	$253,199,798

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Notes to Schedule of Investments (unaudited) (cont’d)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting New York.

(d) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,924,029
Gross unrealized depreciation	(133,864)

Net unrealized appreciation	$17,790,165

At August 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 10-Year Notes	262	9/10	$31,294,546	$33,143,000	$(1,848,454)
U.S. Treasury 10-Year Notes	243	12/10	30,429,266	30,526,875	(97,609)

Net unrealized loss on open futures contracts					$(1,946,063)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts	—	$(1,946,063)

During the period ended August 31, 2010, the volume of derivative activity for the Fund was as follows:

Avg. Market Value
Futures contracts (to sell)	$34,246,697

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: October 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: October 25, 2010

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: October 25, 2010